UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5003

                           Blue Chip Value Fund, Inc.
               (Exact name of registrant as specified in charter)

              1225 17th Street, 26th Floor, Denver, Colorado 80202
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Michael P. Malloy
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (800) 624-4190
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2004
                                               -------------

Item 1 - Reports to Stockholders

         The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

                                [LOGO] BLUECHIP
                                       VALUE FUND

                               Semi-Annual Report

                                 to Stockholders

                                  June 30, 2004

   The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

                        INVESTMENT ADVISER'S COMMENTARY

Dear Fellow Stockholders:

   Following a solid first quarter, the summer doldrums arrived early as the market awaited clarity on interest rates, while struggling with inflationary pressures due to rising energy prices. Moreover, it appears to us in the face of China's efforts to slow its robust economy, questions arose surrounding the sustainability of the global recovery and its potential impact on the outlook for corporate profits. Against this backdrop, the Blue Chip Value Fund gained 2.63% at net asset value (NAV) for the six-month period ended June 30, 2004, trailing the 3.44% return of its benchmark, the S&P 500 Index. Although we are disappointed by its short-term results, the Fund continued to outperform across longer time frames, such as the one- and five-year investment horizons.

   Despite the choppiness experienced so far in calendar year 2004, we are encouraged by what we see as a renewed focus on valuation. In our opinion, the speculative market of last year has increasingly given way to an environment that values companies on their ability to generate and grow free cash flow. This is in keeping with the Fund's core investment discipline, which has historically emphasized quality businesses that appear to employ their cash flow to maintain a stable balance sheet and deliver improving returns. When companies of this caliber trade at what we believe is a discount to the intrinsic value of their projected free cash flows, we invest with confidence based on our opinion that over time they should outperform.

   Turning to the portfolio, our healthcare-related holdings, which performed quite strongly over the past two years, encountered weakness during the period and fell short of the benchmark. Leading generic drugmaker Mylan Laboratories Inc. was hurt by regulatory actions that delayed the launch of its Duragesic pain patch and we subsequently sold the entire position in the third quarter. Meanwhile, Barr Pharmaceuticals, also a key player in generics, suffered when a competitor lowered its quarterly guidance, indicating that certain prescription and pricing trends had come under pressure. Our research suggests otherwise, given the company's improved product mix, many with near-term marketing exclusivity.

   In contrast, positive contributions were realized within the technology sector, with e-commerce enabler VeriSign, Inc. leading the way. It appears to us that revenue and margin expectations continued to creep higher on anticipated increases in Internet security expenditures. VeriSign's performance evidenced the market's constructive response to projected free cash flow improvements. Our commercial services holdings also performed well, particularly data processing consultant Computer Sciences Corp. The company's track record of business wins in our view continued to drive margin and cash flow expansion.

   As the market digested impending increases in the overnight lending rate (which the Federal Reserve initiated in late June), our interest rate sensitive holdings outperformed the benchmark, led by major mortgage market participants Freddie Mac and Radian Group, Inc. Based on our research, both are forecast to show better cash flow metrics and returns on equity as higher rates are anticipated to result in lower levels of refinancing activity.

   While the first half of our fiscal year has brought some relief on the 'quality' front, we believe there is significantly more to come. The Federal Reserve has begun to raise interest rates from their historically low levels, yet it appears to us that expectations are for modest increases over an extended and manageable time frame. Although the economy remains strong, we believe that the rapid profit growth of the past five quarters could very well slow to more sustainable levels. Research published by Richard Bernstein, Chief U.S. Strategist at Merrill Lynch, has shown "that higher quality assets outperform lower quality ones during the 12 months after an initial hike in the Fed Funds rate, and that higher quality assets outperform lower quality ones when the profits cycle decelerates." In light of this, we continue to exercise great diligence seeking to select companies that feature solid fundamentals and shareholder-focused management teams, believing that these carefully chosen businesses will produce higher overall returns and subsequently be rewarded for their efforts.

Sincerely,

/s/ Todger Anderson

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

                       HOW TO OBTAIN A COPY OF THE FUND'S
                       PROXY VOTING POLICIES AND RECORDS

   A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the Fund's Form N-CSR which is available on the U.S. Securities and Exchange Commission website at www.sec.gov.

   On or after August 31, 2004, information regarding how the Fund's investment adviser voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 will be available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the U.S. Securities and Exchange Commission website at www.sec.gov.

SEND US YOUR E-MAIL ADDRESS

   If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

--------------------------------------------------------------------------------
                    Sector Diversification in Comparison to
                          S&P 500 as of June 30, 2004*
--------------------------------------------------------------------------------

                                                Fund                    S&P 500
--------------------------------------------------------------------------------
Basic Materials                                  2.5%                     2.8%
--------------------------------------------------------------------------------
Capital Goods                                    6.9%                     8.8%
--------------------------------------------------------------------------------
Commercial Services                              2.8%                     2.8%
--------------------------------------------------------------------------------
Communications                                   2.2%                     6.6%
--------------------------------------------------------------------------------
Consumer Cyclical                               14.0%                    12.0%
--------------------------------------------------------------------------------
Consumer Staples                                 8.5%                     9.0%
--------------------------------------------------------------------------------
Energy                                           7.0%                     6.4%
--------------------------------------------------------------------------------
Financials                                      23.9%                    19.6%
--------------------------------------------------------------------------------
Medical/Healthcare                              18.8%                    13.2%
--------------------------------------------------------------------------------
REITs                                            0.0%                     0.4%
--------------------------------------------------------------------------------
Technology                                      13.2%                    14.0%
--------------------------------------------------------------------------------
Transportation                                   0.0%                     1.6%
--------------------------------------------------------------------------------
Utilities                                        0.0%                     2.8%
--------------------------------------------------------------------------------
Short-Term Investments                           0.1%                      --
--------------------------------------------------------------------------------

* Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               as of June 30, 2004
--------------------------------------------------------------------------------

                                                                        Since
Return                 YTD     1-Year   3-Year    5-Year     10-Year   Inception
--------------------------------------------------------------------------------
Blue Chip
Value Fund -
NAV                   2.63%    19.96%   (1.10%)   (0.14%)    11.13%     8.30%
--------------------------------------------------------------------------------
Blue Chip
Value Fund -
Market Price         10.09%    25.65%    3.49%     3.94%     13.86%     9.26%
--------------------------------------------------------------------------------
S&P 500
Index                 3.44%    19.10%   (0.64%)   (2.20%)    11.83%    10.85%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

--------------------------------------------------------------------------------
                        Market Price Performance History
                Since Inception (04/15/87) through June 30, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS PRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

        Adjusted        Actual
        Market          Market
        Value(1)        Price(2)
'87     10              10
        9.5             9.5
        7.8             7.75
        5.58            5.5
        5.87            5.75
        6.31            6.13
        6.1             5.88
        6.28            6
        6.73            6.25
        7.62            6.88
        8.54            7.5
        8.2             7
        8.13            6.75
        8.21            6.63
        6.86            5.38
        7.86            6
        9.28            6.88
        9.88            7.13
        10.49           7.38
        11.4            7.63
        11.77           7.88
        12.07           7.88
        12.18           7.75
        12.81           7.75
        13.64           8.25
        13.78           8.13
        14.51           8.25
        14.57           7.88
        14.1            7.63
        12.54           6.75
        12.83           6.88
        12.65           6.13
        13.68           6.63
        14.78           7.13
        15.88           7.63
        17.91           7.63
        19.09           8.13
        20.04           8.5
        21.89           9.25
        24.98           9.25
        22.92           8.38
        27.37           9.75
        31.13           10.81
        35.11           10.94
        38.12           11.88
        37.19           11.31
        30.52           9.06
        35.58           9.75
        35.12           9.63
        37.9            10.13
        35.79           9.31
        37.95           8.69
        36.04           8.25
        37.62           8.38
        38.84           8.44
        36.75           7.55
        34.06           6.79
        41.48           8.05
        37.75           7.14
        41.92           7.56
        39.16           7.02
        34.89           6.1
        28.26           4.8
        28.43           4.59
        27.31           4.41
        36.6            5.77
        37.59           5.79
        41.77           6.14
        43.54           6.4
'04     44.04           6.61

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

(1) Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

(2)  Reflects the actual market price of one share as it has traded on the NYSE.

(3) Annual distribution totals represent actual amounts. Please note the distribution total for 2004 is for six months ended June 30, 2004. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

NEWS RELEASE
Date: Thursday, July 1, 2004

BLUE CHIP VALUE FUND DECLARES SECOND
QUARTER DISTRIBUTION

   DENVER, CO. (July 1, 2004) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable July 30, 2004, to stockholders of record July 16, 2004, and will have an ex-dividend date of July 14, 2004. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses.

   Of the total distribution, approximately $0.0005 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted cost basis. However, to the extent that current year net realized gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. The actual determination of the source of the undesignated distributions can be made only at year-end. Shareholders will receive written notification regarding the components and tax treatment of all distributions for the calendar year in early 2005.

   As of June 30, 2004, the Fund's N.A.V. was $5.60 and the stock closed at $6.61, a premium of 18.0357%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

ASSETS
Investments at market value                                       $ 161,917,004
  (identified cost $147,464,512)
Receivable for securities sold                                        6,520,211
Dividends receivable                                                    155,082
Interest receivable                                                         542
Other assets                                                             20,813
                                                                  -------------
  TOTAL ASSETS                                                      168,613,652
                                                                  -------------
LIABILITIES
Loan payable to bank                                                 10,303,000
Interest due on loan payable to bank                                     18,666
Payable for securities purchased                                      6,497,926
Advisory fee payable                                                     73,768
Administration fee payable                                                7,774
Accrued expenses and other liabilities                                   77,453
                                                                  -------------
  TOTAL LIABILITIES                                                  16,978,587
                                                                  -------------
NET ASSETS                                                        $ 151,635,065
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     270,607
Paid-in-capital                                                     147,265,312
Undistributed net investment income                                      12,910
Accumulated net realized loss                                        (6,597,225)
Net unrealized appreciation on                                       14,452,492
investments
Undesignated distributions                                           (3,769,031)
                                                                  -------------
                                                                  $ 151,635,065
                                                                  -------------
SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     27,060,683
                                                                  =============
Net asset value per share                                         $        5.60
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

INCOME
  Dividends                                $   861,164
  Interest                                       3,052
                                           -----------
    TOTAL INCOME                                         $   864,216
                                                         -----------

EXPENSES
  Investment advisory fee
    (Note 3)                                   453,741
  Administrative services fee
    (Note 3)                                    48,172
  Interest on outstanding
    loan payable                                94,997
  Legal fees                                    80,725
  Stockholder reporting                         52,855
  Transfer agent fees                           38,644
  Directors' fees                               32,929
  NYSE listing fees                             13,055
  Audit and tax preparation fees                12,216
  Insurance and fidelity bond                    7,477
  Other                                          4,987
  Custodian fees                                 4,812
                                           -----------
    TOTAL EXPENSES                                           844,610
                                                         -----------
    NET INVESTMENT INCOME                                     19,606
                                                         -----------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments                         9,375,306
  Change in net unrealized appreciation/
    depreciation of investments                           (5,187,521)
                                                         -----------
    NET GAIN ON INVESTMENTS                                4,187,785
                                                         -----------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                          $ 4,207,391
                                                         ===========

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                         For the Six              For the
                                         Months Ended            Year Ended
                                           June 30,              December 31,
                                             2004*                  2003
                                         -------------          -------------
Increase/(decrease) in net
  assets from operations:
  Net investment income                  $      19,606          $     363,532
  Net realized gain from
    securities transactions                  9,375,306                417,452
  Change in net unrealized
    appreciation or depreciation
    of investments                          (5,187,521)            32,391,284
                                         -------------          -------------
                                             4,207,391             33,172,268
                                         -------------          -------------
Decrease in net assets
  from distributions to
  stockholders from:
  Net investment income                         (6,696)              (363,532)
  Return of capital                                  0            (13,273,611)
  Undesignated (Note 1)                     (3,769,031)                     0
                                         -------------          -------------
                                            (3,775,727)           (13,637,143)
                                         -------------          -------------
Increase in net assets from
  common stock transactions:
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (190,889 and
    349,244 shares issued,
    respectively)                            1,146,378              1,808,988
                                         -------------          -------------
                                             1,146,378              1,808,988
                                         -------------          -------------
NET INCREASE IN
  NET ASSETS                                 1,578,042             21,344,113

NET ASSETS
  Beginning of period                      150,057,023            128,712,910
                                         -------------          -------------
  End of period                          $ 151,635,065          $ 150,057,023
                                         =============          =============

*Unaudited

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                  For the Six
                                                                  Months Ended
Per Share Data                                                      June 30,
(for a share outstanding throughout each period)                    2004(1)
                                                                 -----------
Net asset value - beginning of period                            $   5.58
Investment operations
Net investment income                                                0.00(2)
Net gain (loss) on investments                                       0.16
                                                                 --------
Total from investment operations                                     0.16
                                                                 --------
Distributions
From net investment income                                          (0.00)(2)
From net realized gains on investments                                 --
Return of capital                                                      --
Undesignated                                                        (0.14)
                                                                 --------
Total distributions                                                 (0.14)
                                                                 --------
Capital Share Transactions
Dilutive effects of rights offerings                                   --
Offering costs charged to paid in capital                              --
                                                                 --------
Total capital share transactions                                       --
                                                                 --------
  Net asset value, end of period                                 $   5.60
                                                                 ========
  Per share market value, end of period                          $   6.61
                                                                 ========
Total investment return(3) based on:
  Market Value                                                       10.1%
  Net Asset Value                                                     2.6%
Ratios/Supplemental data:
Ratio of operating expenses to average net assets                    0.99%*
Ratio of total expenses to average net assets                        1.11%*
Ratio of net investment income to average  net assets                0.03%*
Ratio of total distributions to average net  assets                  2.48%(5)
Portfolio turnover rate(4)                                          32.62%
Net assets - end of period (in thousands)                        $151,635

See accompanying notes to financial statements.

 *  Annualized.
(1) Unaudited.
(2) Amount is less than $.005 per share.
(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely,

                   For the year ended December 31,
----------------------------------------------------------------
  2003          2002          2001          2000          1999
--------      --------      --------      --------      --------
$   4.85      $   6.94      $   8.17      $   9.09      $  10.25

    0.01          0.04          0.04          0.05          0.03
    1.23         (1.40)        (0.29)        (0.08)         0.49
--------      --------      --------      --------      --------
    1.24         (1.36)        (0.25)        (0.03)         0.52
--------      --------      --------      --------      --------
   (0.01)        (0.04)        (0.04)        (0.05)        (0.03)
      --            --         (0.36)        (0.84)        (1.65)
   (0.50)        (0.52)        (0.34)           --            --
--------      --------      --------      --------      --------
   (0.51)        (0.56)        (0.74)        (0.89)        (1.68)
--------      --------      --------      --------      --------
      --         (0.16)        (0.23)           --            --
      --         (0.01)        (0.01)           --            --
--------      --------      --------      --------      --------
      --         (0.17)        (0.24)           --            --
--------      --------      --------      --------      --------
$   5.58      $   4.85      $   6.94      $   8.17      $   9.09
========      ========      ========      ========      ========
$   6.14      $   4.59      $   7.56      $   7.55      $   8.69
========      ========      ========      ========      ========

    46.9%        (32.2%)        14.1%         (3.2%)         6.7%
    26.4%        (20.6%)        (3.0%)         0.2%          6.2%

    1.13%         0.93%         0.91%         0.88%         0.85%
    1.13%         0.93%         0.91%         0.88%         0.85%
    0.27%         0.64%         0.56%         0.63%         0.32%
   10.07%        10.15%        10.21%        10.46%        16.86%
   52.58%        65.86%        73.30%       127.55%        54.24%
$150,057      $128,713      $145,517      $140,863      $153,002

    total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2004 were $52,358,760 and $53,477,557, respectively.
(5) Due to the timing of quarterly ex-distribution dates, only one quarterly distribution is recorded during the six months ended June 30, 2004. Please see Note 6 concerning details for the July 2004 distribution.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                            Market
                                            Shares           Cost            Value
                                          ---------      -----------      -----------
COMMON STOCKS - 106.64%
BASIC MATERIALS - 2.72%
Forestry & Paper - 2.72%
Bowater Inc.                                 99,100      $ 4,676,588      $ 4,121,569

TOTAL BASIC MATERIALS                                      4,676,588        4,121,569
-------------------------------------------------------------------------------------

CAPITAL GOODS - 7.41%
Aerospace & Defense - 3.47%
General Dynamics Corp.                       28,600        2,227,919        2,839,980
Raytheon Co.                                 67,800        2,340,069        2,425,206
                                                         -----------      -----------
                                                           4,567,988        5,265,186
Industrial Products - 3.94%
Parker Hannifin Corp.                       100,500        4,847,686        5,975,730

TOTAL CAPITAL GOODS                                        9,415,674       11,240,916
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES - 2.98%
IT Services - 2.98%
Computer Sciences Corp.*                     97,300        3,942,978        4,517,639
TOTAL COMMERCIAL SERVICES                                  3,942,978        4,517,639
-------------------------------------------------------------------------------------

COMMUNICATIONS - 2.32%
Telecomm Service Providers - 2.32%
ALLTEL Corp.                                 69,600        3,507,230        3,523,152

TOTAL COMMUNICATIONS                                       3,507,230        3,523,152
-------------------------------------------------------------------------------------
CONSUMER CYCLICAL - 14.99%
Clothing & Accessories - 2.87%
TJX Companies Inc.                          180,300        2,785,187        4,352,442

Consumer Services - 1.12%
Cendant Corp.                                69,300        1,597,365        1,696,464

General Merchandise - 2.75%
Target Corp.+                                98,200        3,396,619        4,170,554

Hotels & Gaming - 1.87%
Starwood Hotels & Resorts
  Worldwide Inc.                             63,200        1,831,324        2,834,520

Publishing & Media - 5.29%
Dow Jones & Company Inc.                     50,700        2,714,743        2,286,570
Viacom Inc. - Class B                        61,300        2,993,401        2,189,636
Walt Disney Co.                             138,800        2,967,594        3,538,012
                                                         -----------      -----------
                                                           8,675,738        8,014,218
Restaurants - 1.09%
Darden Restaurants Inc.                      80,600        2,001,891        1,656,330

TOTAL CONSUMER CYCLICAL                                   20,288,124       22,724,528
-------------------------------------------------------------------------------------

                                                                            Market
                                            Shares           Cost            Value
                                          ---------      -----------      -----------
CONSUMER STAPLES - 9.09%
Food & Agricultural Products - 6.98%
Bunge Ltd.                                    64,500     $ 1,553,092     $ 2,511,630
Kraft Foods Inc.+                             87,100       2,741,790       2,759,328
Tyson Foods Inc.                             254,000       2,988,679       5,321,300
                                                         -----------     -----------
                                                           7,283,561      10,592,258
Home Products - 2.11%
Colgate Palmolive Co.                         54,700       3,171,659       3,197,215

TOTAL CONSUMER STAPLES                                    10,455,220      13,789,473
------------------------------------------------------------------------------------

ENERGY - 7.50%
Integrated Oils - 5.93%
Marathon Oil Corp.                            43,400       1,623,646       1,642,256
Occidental
  Petroleum Corp.                            118,300       5,339,640       5,726,903
Suncor Energy Inc.                            63,500       1,621,187       1,626,235
                                                         -----------     -----------
                                                           8,584,473       8,995,394
Oil Services - 1.57%
Transocean Inc.*                              82,400       1,704,136       2,384,656

TOTAL ENERGY                                              10,288,609      11,380,050
------------------------------------------------------------------------------------

FINANCIALS - 25.52%
Insurance & Real Estate Brokers - 2.18%
Willis Group
  Holdings Ltd.                               88,500       2,558,672       3,314,325

Integrated Financial Services - 3.05%
Citigroup Inc.+                               99,400       4,306,929       4,622,100

Property Casualty Insurance - 8.25%
Allstate Corp.                                71,900       2,605,776       3,346,945
AMBAC Financial
  Group Inc.                                  34,400       1,894,648       2,526,336
American International
  Group+                                      40,600       2,615,595       2,893,968
Radian Group Inc.                             42,600       1,855,940       2,040,540
St. Paul Travelers Inc.                       41,999       1,423,350       1,702,639
                                                         -----------     -----------
                                                          10,395,309      12,510,428
Securities & Asset Management - 6.80%
Goldman Sachs
  Group Inc.+                                 38,600       3,560,484       3,634,576
Lehman Brothers
  Holdings Inc.                               37,100       2,426,560       2,791,775
Merrill Lynch &
  Company Inc.+                               71,900       4,031,146       3,881,162
                                                         -----------     -----------
                                                          10,018,190      10,307,513
Specialty Finance - 5.24%
Freddie Mac+                                  83,500       5,061,738       5,285,550
MBNA Corp.                                   103,000       2,596,898       2,656,370
                                                         -----------     -----------
                                                           7,658,636       7,941,920

TOTAL FINANCIALS                                          34,937,736      38,696,286
------------------------------------------------------------------------------------

                                                                            Market
                                            Shares           Cost            Value
                                          ---------      -----------      -----------
MEDICAL - HEALTHCARE - 20.04%
Drugs & Healthcare Products - 1.57%
Medtronic Inc.                               48,800     $  2,419,130     $  2,377,536

Healthcare Services - 3.21%
Pacificare Health
  Systems Inc.*                             125,900        4,737,238        4,867,294

Pharmaceuticals - 15.26%
Abbott Laboratories+                         73,500        3,011,705        2,995,860
Amgen Inc.*                                  85,200        5,025,543        4,649,364
Barr Pharmaceuticals Inc.*                   63,000        3,064,654        2,123,100
Mylan Laboratories Inc.+                    217,100        4,388,645        4,396,275
Pfizer Inc.+                                166,260        4,713,657        5,699,393
Teva Pharmaceutical
  Industries Ltd.                            48,800        3,179,199        3,283,752
                                                        ------------     ------------
                                                          23,383,403       23,147,744
TOTAL MEDICAL -
HEALTHCARE                                                30,539,771       30,392,574
-------------------------------------------------------------------------------------

TECHNOLOGY - 14.07%
Computer Software - 6.96%
Microsoft Corp.                             172,400        5,240,231        4,923,744
Network Associates Inc.*                    101,400        1,646,754        1,838,382
Verisign Inc.*                              190,400        3,180,807        3,788,960
                                                        ------------     ------------
                                                          10,067,792       10,551,086
Electronic Equipment - 1.05%
American Power
  Conversion                                 80,700        1,067,339        1,585,755

Semiconductors - 6.06%
Altera Corp.*                               139,000        3,309,822        3,088,580
Intel Corp.+                                159,900        4,015,283        4,413,240
National
  Semiconductor Corp.*                       76,600          744,624        1,684,434
                                                        ------------     ------------
                                                           8,069,729        9,186,254
TOTAL TECHNOLOGY                                          19,204,860       21,323,095
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      147,256,790      161,709,282
-------------------------------------------------------------------------------------

                                                                          Market
                                            Shares          Cost           Value
                                          ---------     -----------     -----------
SHORT-TERM INVESTMENTS - 0.14%
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                                    $    207,722    $    207,722
TOTAL SHORT-TERM
INVESTMENTS                                                 207,722         207,722
-----------------------------------------------------------------------------------
TOTAL
INVESTMENTS                                  106.78%   $147,464,512    $161,917,004
Liabilities in Excess
  of Other Assets                             (6.78%)                   (10,281,939)
                                             ------                    ------------
NET ASSETS                                   100.00%                   $151,635,065
                                             ======                    ============

*   Denotes non-income producing security.
+ A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

   Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

   When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

    As of June 30, 2004, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring
2010                                                            $ 15,484,833
2011                                                                  45,245
                                                                ------------
Total                                                           $ 15,530,078
                                                                ============

   The Fund intends to elect to defer to its fiscal year ending December 31, 2004, approximately $35,000 of losses recognized during the period November 1, 2003 to December 31, 2003, which will expire in 2012 if unutilized.

   The tax character of the distributions paid was as follows:

                                       Six Months Ended          Year Ended
                                            June 30,            December 31,
                                              2004                  2003
                                          -----------            -----------
Distributions paid from:
Ordinary income                           $     6,696            $   363,532
Long-term capital gain                             --                     --
Return of capital                                  --             13,273,611
Undesignated                                3,769,031                     --
                                          -----------            -----------
Total                                     $ 3,775,727            $13,637,143
                                          ===========            ===========

   The tax character of the distribution paid as "undesignated" will be determined at the fiscal year ending December 31, 2004.

   As of June 30, 2004 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income                              $     12,910
Accumulated net realized loss                                      (6,189,594)
Net unrealized appreciation                                        14,044,861
                                                                 ------------
Total                                                            $  7,868,177
                                                                 ============

   The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date.

   The Fund currently maintains a "managed distribution policy" which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund's "current earnings and profits." Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund's Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the "managed distribution policy." The Fund's distribution policy may be changed at the discretion of the Fund's Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2004:
Gross appreciation (excess of value over tax cost)              $  19,919,358
Gross depreciation (excess of tax cost over value)                 (5,466,866)
                                                                -------------
Net unrealized appreciation                                     $  14,452,492
                                                                -------------
Cost of investments for income tax purposes$                      147,464,512
                                                                =============

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

   The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DenverIA"), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DenverIA.

   ALPS Mutual Funds Services, Inc. ("ALPS") and DenverIA serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.08% and 0.01% of the Funds average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Funds average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Funds average daily net assets in excess of $125,000,000. The administrative service fee is paid monthly.

4. LOAN OUTSTANDING

   On November 12, 2003 an agreement with Custodial Trust Company, an affiliate of Bear Stearns, was reached in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund's portfolio securities as collateral. The value of the portfolio securities pledged, at the time of borrowing, must equal twice the amount of the loan outstanding. As of June 30, 2004 the Fund had a loan payable in the amount of $10,303,000 with an annualized interest rate of 2.285%, which represents 30-day LIBOR plus 1.00%. The amount of the loan represented 6.11% of the Fund's total assets as of June 30, 2004.

5. ANNUAL MEETING OF STOCKHOLDERS

   The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held May 11, 2004 pursuant to notice given to all stockholders of record at the close of business on March 23, 2004. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.

   To elect two Class I directors, Todger Anderson and Gary P. McDaniel, to serve until the Annual Meeting in the year 2007. The number of shares voting for the election of Mr. Anderson was 24,491,051 and the number of shares withholding authority was 348,092. The number of shares voting for the election of Mr. McDaniel was 24,487,778 and the number of shares withholding authority was 351,365.

   The name of each other director whose term of office continued after the Annual Meeting was Kenneth V. Penland, Roberta M. Wilson, Lee W. Mather, Jr. and Richard C. Schulte.

   6. SUBSEQUENT EVENTS

   The Fund declared a distribution of $0.14 per share on July 1, 2004. The distribution was payable on July 30, 2004. Of the total distribution, approximately $0.0005 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

   Effective July 1, 2004, the Fund changed its accounting method for realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments from a "first-in, first-out" basis to a "specific identification" basis. This change is for both financial statement and federal income tax purposes.

                      This page intentionally left blank.

--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS
           Kenneth V. Penland, Chairman
           Todger Anderson, Director
           Lee W. Mather, Jr, Director
           Gary P. McDaniel, Director
           Richard C. Schulte, Director
           Roberta M. Wilson, Director

                                    OFFICERS
           Kenneth V. Penland, Chairman
           Todger Anderson, President
           Mark M. Adelmann, Vice President
           Joan Ohlbaum Swirsky, Secretary
           Jasper R. Frontz, Treasurer

           Investment Adviser/Co-Administrator
           Denver Investment Advisors LLC
           1225 17th Street, 26th Floor
           Denver, CO 80202
           (303) 312-5100

           Stockholder Relations
           Margaret R. Jurado
           (800) 624-4190 (303) 312-5100
           e-mail: blu@denveria.com

           Custodian
           Bank of New York
           One Wall Street
           New York, NY 10286

           Co-Administrator
           ALPS Mutual Funds Services, Inc.
           1625 Broadway, Suite 2200
           Denver, CO 80202

           Transfer Agent
           Dividend Reinvestment Plan Agent
           (Questions regarding your Account)

           Mellon Investor Services, LLC
           Overpeck Centre
           85 Challenger Road
           Ridgefield Park, NJ 07660
           (800) 288-9541

           www.melloninvestor.com

                                NYSE Symbol--BLU

                                [LOGO] BLUECHIP
                                       VALUE FUND

                                   www.blu.com
--------------------------------------------------------------------------------

Item 2 - Code of Ethics

         Not Applicable to Semi-Annual Report.

Item 3 - Audit Committee Financial Expert

         Not Applicable to Semi-Annual Report.

Item 4 - Principal Accountant Fees and Services

         Not applicable to Semi-Annual Report.

Item 5 - Audit Committee of Listed Registrants

         Not applicable to Semi-Annual Report.

Item 6 - Schedule of Investments

         Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to Semi-Annual Report.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders

         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 10 - Controls and Procedures

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940)during Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11 - Exhibits

         (a)(1)   Not applicable.

         (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

         (a)(3)   Not applicable.

         (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Blue Chip Value Fund, Inc.
                                     By:   /s/ Todger Anderson
                                           -------------------
                                           Todger Anderson
                                           President and Chief Executive Officer

                                     Date: September 3, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                     By:   /s/ Todger Anderson
                                           -------------------
                                           Todger Anderson
                                           President and Chief Executive Officer

                                     Date: September 3, 2004

                                     By:   /s/ Jasper R. Frontz
                                           --------------------
                                           Jasper R. Frontz
                                           Treasurer and Chief Financial Officer

                                     Date: September 3, 2004